                                                                   EXHIBIT 99.3

                       First Supplement to Loan Agreement
                       ----------------------------------

     THIS FIRST SUPPLEMENT TO LOAN AGREEMENT (the "Agreement") is made as of October 5 , 2001 by and among Pacific Aerospace & Electronics, Inc., Aeromet America, Inc., Cashmere Manufacturing, Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., Seismic Safety Products, Inc. and PA&E International, Inc., as borrowers (collectively, the "Borrowers"), Pacific A&E Limited, Pacific Aerospace & Electronics (UK) Limited and Aeromet International PLC (each a "Foreign Subsidiary" and together with the Borrowers, the "Companies"), the Lenders (as defined below) and DDJ Capital Management LLC, as agent for the Lenders (the "Agent").

     WHEREAS, the Borrowers, the Foreign Subsidiaries, the Agent and certain funds managed by the Agent (the "Lenders") are parties to (a) a Loan Agreement dated as of March 1, 2001 (the "Loan Agreement"), (b) a Security Agreement,
                                --------------
dated as of March 1, 2001 (the "Security Agreement") and (c) the various notes,
                                ------------------
guaranties and security documents executed and delivered in connection therewith (as amended and in effect from time to time, and together with the Loan Agreement and the Security Agreement, the "Transaction Documents");
                                                ---------------------

     WHEREAS, Pacific Aerospace & Electronics, Inc., as issuer and the other Borrowers, as guarantors, are parties to that certain Indenture dated as of July 30, 1998 (the "Subordinated Note Indenture") pursuant to which Pacific Aerospace & Electronics, Inc. issued its 11 1/4 % Senior Subordinated Notes due 2005 (the "Subordinated Notes");

     WHEREAS, each of the Borrowers acknowledge that the Borrowers are and expect in the future to be in default of those provisions of the Loan Agreement set forth on Schedule A attached hereto (which defaults are hereinafter
             ----------
referred to as the "Specified Defaults"); and
                    ------------------

     WHEREAS, the Borrowers, the Foreign Subsidiaries, the Lenders and the Agent desire to supplement and amend the Loan Agreement in order to amend and confirm certain provisions thereof, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms hereof, the parties agree as follows:

     1.   Definitions. All capitalized terms used herein without definition
          -----------
that are defined in the Loan Agreement, and in effect on the date hereof, shall have the same meanings herein as therein.

     2.   Ratification of Existing Agreements. Each of the Borrowers hereby
          -----------------------------------
ratifies and confirms the enforceability in all respects all of the Transaction Documents and all of each entity's obligations thereunder. Each of the Borrowers acknowledges that the Agent on behalf of the Lenders has a valid first-priority perfected lien securing repayment of the Obligations against substantially all of the assets of the Borrowers. Each of the Borrowers acknowledges that all notices (including notices of default) with respect to the Specified Defaults required under the Transaction Documents have been received or are hereby waived. The Borrowers agree that as of September 30, 2001, the outstanding aggregate principal amount of the Term Loans is $13,731,457.68.

     3.   Representations and Warranties. Each of the Companies has adequate
          ------------------------------
corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of the Companies and does not contravene any law, rule or regulation applicable to such Company or any of the terms of such Company's charter documents, by-laws or other governing document or any indenture, agreement or undertaking to which such Company is a party. The obligations of each of the Companies under this Agreement and the Transaction Documents constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms except to the extent such enforceability (a) may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally and
(b) is subject to general principles of equity. Except for Section 4.10 of the Loan Agreement (solely as to defaults under the Subordinated Note Indenture), all of the representations and warranties made by or on behalf of each of the Companies in the Transaction Documents are true and correct on the date hereof as if made on and as of the date hereof, unless such representation or warranty is true only as of a specified date in the Loan Agreement.

     4. Forbearance Obligations. Subject to the conditions set forth in (S)6
        -----------------------
hereof, the Agent and the Lenders agree to forbear from enforcing any of their rights and remedies under the Transaction Documents with respect to the acceleration of the Obligations or the exercise of remedies after an Event of Default in connection with the Specified Defaults until that date (the "Forbearance Termination Date") which is the earliest to occur of: (a) any of
 ----------------------------
the Borrowers' failure to comply with any of the terms and conditions of this Agreement; (b) an Event of Default (other than the Specified Defaults) under any of the Transaction Documents; (c) any of the Borrowers or any person or entity claiming by or through any of the Borrowers commences, joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against the Lenders relating to the indebtedness referred to as the Obligations or any amounts owing hereunder; (d) any of the holders of the Subordinated Notes accelerate the debt outstanding under the Subordinated Note Indenture or exercise any of the rights or remedies available to them under such Subordinated Note Indenture; (e) the mortgagee of the property located 430 Olds Station Road, Wenatchee, Washington shall exercise any of its rights or remedies to foreclose on the deed of trust judicially or by method of sale under the mortgage for such property; and (f) December 31, 2001. Upon the Forbearance Termination Date, the Lenders and the Agent shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies under or in respect of the Transaction Documents and applicable law, including without limitation, acceleration and enforcement of all other rights and remedies arising by virtue of the occurrence of the Specified Defaults.

     5.   Amendment to Loan Agreement.  The Borrowers, the Agent and the
          ---------------------------
Lenders agree to amend the Loan Agreement as follows:

          (a) Section 6.2(a) of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               6.2(a). If the Aeromet Sale is consummated, the Borrowers shall repay the aggregate principal amount of the Term Loans outstanding, plus all accrued and unpaid interest thereon, and all other fees, expenses and other payments due to the Lenders under this Agreement (as amended by the First Supplement) and the Transaction Documents, if any.

          (b) The term "Term Loan Maturity Date" as set forth in Schedule II of the Loan Agreement, is hereby amended by deleting "March 1, 2003" and replacing the same with "December 31, 2001."

     6.   Conditions to Effectiveness. This Agreement shall become effective
          ---------------------------
upon satisfaction of the following conditions:

          (a) The Lenders, the Agent, the Foreign Subsidiaries and the Borrowers shall have executed and delivered counterparts of this Agreement to the Agent;

          (b) The Borrowers shall have received the consent of the holders of the Subordinated Notes to amend Section 4.10 of the Subordinated Note Indenture to allow the Borrowers to incur Bank Indebtedness (as defined in the Subordinated Note Indenture) in excess of $15,000,000.

     7.   Covenants and Agreements. Without any prejudice or impairment
          ------------------------
whatsoever to any of the rights and remedies of any of the Lenders and the Agent contained in any of the Transaction Documents or in any agreement, document or instrument executed in connection therewith, each of the Borrowers covenants and agrees with the Agent and the Lenders as follows:

          (a)  Interest.
               --------

               (i) The Term Loan Notes shall accrue interest at a rate of twenty-one percent (21%) per annum from August 1, 2001 through and including the date on which the Term Loans, plus all accrued and unpaid interest thereon, and all other fees, expenses and other payments due to the Lenders under the Loan Agreement, as amended by this Agreement, are paid in full.

               (ii) The Interest Payment due and payable on September 30, 2001, shall be paid to the Lenders in kind, in lieu of cash, thereby increasing the amount outstanding under the Term Loans.

          (b)  Transaction Fee. The Borrowers shall pay the Agent, for the
               ---------------
     ratable benefit of the Lenders, a transaction fee in an amount equal to $288,658.13, which fee shall be fully earned as of the date hereof and payable in kind, in lieu of cash, thereby increasing the amount outstanding under the Term Loans.

          (c)  Compliance with Transaction Documents. Each of the Borrowers
               -------------------------------------
     shall comply and continue to comply with all of the terms, covenants and provisions contained in the Transaction Documents and any other instruments evidencing or creating any of the Obligations except as such terms, covenants and provisions are expressly modified or waived by this Agreement.

          (d)  Further Assurances. Each of the Borrowers shall at any time or
               ------------------
     from time to time execute and deliver such further instruments, and take such further action as the Agent or any Lender may reasonably request, in each case further to effect the purposes of this Agreement, the Transaction Documents and all documents, agreements and instruments executed in connection therewith.

     8.   Expenses. Each of the Borrowers agrees to pay to the Lenders and the
          --------
Agent (a) on demand by the Lenders or the Agent, an amount equal to any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements of counsel to the Lenders and the Agent), consulting, filing, collateral audit, accounting, appraisal, and similar professional fees and charges) incurred or sustained by any of the Lenders or the Agent in connection with the negotiation and preparation of this Agreement and all related matters and (b) from time to time any and all reasonable out-of-pocket costs, expenses (including reasonable legal fees and disbursements of counsel to the Lenders and the Agent), consulting, accounting, appraisal, and similar professional fees and charges) hereafter incurred or sustained by any of the Lenders or the Agent in connection with the administration of the Loan Agreement or the preservation of or enforcement of their rights under the Transaction Documents or in respect of the Borrowers' other obligations to them.

     9.   Amendments. This Agreement shall not be amended without the written
          ----------
consent of the Borrowers, the Agent and all of the Lenders.


     10.  No Waiver. Except as otherwise expressly provided for in this
          ---------
Agreement, nothing in this Agreement shall extend to or affect in any way any of the Borrowers' obligations or any of the rights and remedies of the Lenders and the Agent in respect of the Loan Agreement arising on account of the occurrence of any Event of Default other than the Specified Defaults, all of which are expressly preserved.

     11.  No Claims. Each of the Borrowers acknowledges and agrees that: (a)
          ---------
each such entity has no claim or cause of action against any of the Lenders or the Agent (or any of their directors, members, officers, employees or agents);
(b) each such entity has no offset right, counterclaim or defense of any kind against any of their obligations, indebtedness or liabilities to the Lenders or the Agent; and (c) the Lenders and the Agent have heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrowers.

     12.  Miscellaneous. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York and shall take effect as a sealed instrument under such laws. Any and all notices or other communications required hereunder shall be in writing and shall be delivered as required by the Loan Agreement.

     13.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this letter agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, each of the Borrowers and the Lenders have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one (1) of this Agreement.

                                     BORROWERS:


                                     PACIFIC AEROSPACE & ELECTRONICS, INC.


                                     By: /s/ Donald A. Wright
                                         ---------------------------------------
                                         Name:  Donald A. Wright
                                         Title: President & CEO


                                     AEROMET AMERICA, INC.


                                     By: /s/ Donald A. Wright
                                         ---------------------------------------
                                         Name:  Donald A. Wright
                                         Title: Executive Vice President


                                     BALO PRECISION PARTS, INC.


                                     By: /s/ Donald A. Wright
                                         ---------------------------------------
                                         Name:  Donald A. Wright
                                         Title: Executive Vice President


                                     CASHMERE MANUFACTURING CO., INC.


                                     By: /s/ Donald A. Wright
                                         ---------------------------------------
                                         Name:  Donald A. Wright
                                         Title: Executive Vice President

                                        CERAMIC DEVICES, INC.



                                        By: /s/ Donald A. Wright
                                            ------------------------------------
                                            Name:   Donald A. Wright
                                            Title:  Executive Vice President


                                        ELECTRONIC SPECIALTY CORPORATION


                                        By: /s/ Donald A. Wright
                                            ------------------------------------
                                            Name:   Donald A. Wright
                                            Title:  Executive Vice President


                                        NORTHWEST TECHNICAL INDUSTRIES, INC.


                                        By: /s/ Donald A. Wright
                                            ------------------------------------
                                            Name:   Donald A. Wright
                                            Title:  Executive Vice President


                                        PACIFIC COAST TECHNOLOGIES, INC.


                                        By: /s/ Donald A. Wright
                                            ------------------------------------
                                            Name:   Donald A. Wright
                                            Title:  Executive Vice President


                                        SEISMIC SAFETY PRODUCTS, INC.


                                        By: /s/ Donald A. Wright
                                            ------------------------------------
                                            Name:   Donald A. Wright
                                            Title:  Executive Vice President

                                          SKAGIT ENGINEERING & MANUFACTURING,
                                          INC.



                                          By: /s/ Donald A. Wright
                                              ----------------------------------
                                              Name:   Donald A. Wright
                                              Title:  Executive Vice President


                                          PA&E INTERNATIONAL, INC.


                                          By: /s/ Donald A. Wright
                                              ----------------------------------
                                              Name:   Donald A. Wright
                                              Title:  President


                                          FOREIGN SUBSIDIARIES:



                                          PACIFIC A&E LIMITED


                                          By: /s/ Donald A. Wright
                                              ----------------------------------
                                              Name:   Donald A. Wright
                                              Title:  Director


                                          PACIFIC AEROSPACE & ELECTRONICS
                                          (UK) LIMITED.


                                          By: /s/ Donald A. Wright
                                              ----------------------------------
                                              Name:   Donald A. Wright
                                              Title:  Director


                                          AEROMET INTERNATIONAL, PLC


                                          By: /s/ Donald A. Wright
                                              ----------------------------------
                                              Name:   Donald A. Wright
                                              Title:  Director

                                             LENDERS:

                                             B III CAPITAL PARTNERS, L.P.

                                             By: DDJ Capital III, LLC, its
                                             General Partner

                                             By: DDJ Capital Management, LLC,
                                             Manager

                                             By:  /s/ David J. Breazzano
                                                  ------------------------------
                                                 Name:  David J. Breazzano
                                                 Title: Member

                                             B III A CAPITAL PARTNERS, L.P.

                                             By: GP III-A, LLC its General
                                             Partner

                                             By: DDJ Capital Management, LLC,
                                             Manager

                                             By:  /s/ David J. Breazzano
                                                  ------------------------------
                                                 Name:  David J. Breazzano
                                                 Title: Member

                                             DDJ CANADIAN HIGH YIELD FUND


                                             By: DDJ Capital Management, LLC,
                                             its attorney-in-fact


                                             By:  /s/ David J. Breazzano
                                                  ------------------------------
                                                 Name:  David J. Breazzano
                                                 Title: Member

                                             State Street Bank & Trust, solely
                                             in its capacity as Custodian for
                                             General Motors Employees Global
                                             Group Pension Trust as directed by
                                             DDJ Capital Management, LLC, and
                                             not in its individual capacity

                                             By: /s/ Michael J. Connors
                                                 -------------------------------
                                                 Name:   Michael J. Connors
                                                 Title:  Vice President

                                   SCHEDULE A
                                   ----------


                               Specified Defaults

        Section 7.1               Information (as to any defaults on or prior to the date hereof)
        Section 7.2               Payment of Obligations (relating to obligations under the Loan Agreement and the Indenture governing the senior subordinated notes)
        Section 7.6               Compliance with Transaction Documents (as to defaults set forth on this
                                  Schedule A)
        Section 7.7               Corporate Existence (with respect to the shutting down of the relay, fabrication, U.S. castings and display business units)
        Section 8.1(e)            Old Trades Payables (amount of old trade payables exceeds $100,000 and will continue to exceed such amount for the foreseeable future)
        Section 8.5(b)            Consolidations, Mergers and Sales of Assets (with respect to the shutting down of the relay, fabrication, U.S. castings and display business units)
        Section 8.7               Minimum EBITDA (the Borrowers cannot predict whether they will be in compliance at 11/30)
        Section 8.8               EBITDA/Covenant Interest (the Borrowers cannot predict whether they will be in compliance at 11/30)
        Section 8.9               Covenant Debt/EBITDA (the Borrowers cannot predict whether they will be in compliance at 11/30)
        Section 8.10              Minimum Accounts Receivable and Inventory (the Borrowers cannot predict whether they will be in compliance at 11/30)
        Section 9.1(b)            Events of Default (as to payment of interest)
        Section 9.1(c)(i)         Events of Default (as to defaults under Sections 8.1(e), 8.5(b), 8.7, 8.8,
                                  8.9, and 8.10 of the Loan Agreement)
        Section 9.1(c)(iii)       Events of Default (as to defaults under Sections 7.2, 7.6, and 7.7 of the
                                  Loan Agreement)
        Section 9.1(d)            Events of Default (as to defaults set forth on this Schedule A)
        Section 9.1(f)            Events of Default (as to defaults set forth on this Schedule A)
        Section 9.1(g)(i)         Events of Default (relating to the subordinated notes and other debt of the
                                  Borrowers)